UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

ABITIBIBOWATER INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada	H3C 2M1
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

In connection with their offer to acquire all of the issued and outstanding common shares of Fibrek Inc. (“Fibrek”) made by, and subject to the terms and conditions set forth in, the Offer to Purchase and Circular dated December 15, 2011, as supplemented and amended by a first Notice of Variation dated January 9, 2012, by a first Notice of Variation and Extension dated January 20, 2012, by a second Notice of Variation and Extension dated February 13, 2012, by a third Notice of Variation and Extension dated February 23, 2012, by a fourth Notice of Variation and Extension dated March 9, 2012, by a first Notice of Change, Variation and Extension dated March 19, 2012, by a fifth Notice of Variation and Extension dated March 21, 2012, by a second Notice of Change, Variation and Extension dated April 1, 2012 and by a sixth Notice of Variation and Extension dated April 12, 2012 (the “Offer”), on April 23, 2012, AbitibiBowater Inc., doing business as Resolute Forest Products (“Resolute”), and RFP Acquisition Inc., an indirect wholly-owned subsidiary of Resolute (together, the “Offerors”):

(i)	announced via press release:

•

(i) that they have taken up and accepted for payment 2,664,351 additional shares of Fibrek deposited to their Offer as of the close of business on April 23, 2012, (ii) that, together with the shares they acquired on April 11, 2012, Resolute holds approximately 48.8% of the currently outstanding Fibrek shares, and (iii) that, as aggregate consideration for the shares taken up on April 23, 2012, Resolute will distribute approximately 76,000 newly-issued shares of its common stock and CAD$1.5 million in cash through RFP Acquisition Inc.;

•

that they were amending the terms of the Offer to extend the expiry time of the Offer to 5:00 p.m. (Eastern Time) on May 4, 2012, as more fully described in Resolute’s press release, dated April 23, 2012, and the Offerors’ Notice of Variation and Extension, dated April 23, 2012, each of which is filed as an exhibit hereto and is incorporated by reference herein;

(ii)	gave written notice of such amendment and extension to the depository for the Offer, Canadian Stock Transfer Company Inc.; and

(iii)	issued and filed on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (“SEDAR”) a Notice of Variation and Extension, dated April 23, 2012, amending the Offer to extend the expiry time of the Offer to 5:00 p.m. (Eastern Time) on May 4, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Resolute Forest Products press release dated April 23, 2012, incorporated herein by reference to Resolute’s Form 425 filing, dated April 23, 2012

99.2	Resolute Forest Products Notice of Variation and Extension dated April 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

Date: April 24, 2012	By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon
Title: Senior Vice President and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Resolute Forest Products press release dated April 23, 2012, incorporated herein by reference to Resolute’s Form 425 filing, dated April 23, 2012

99.2	Resolute Forest Products Notice of Variation and Extension dated April 23, 2012